                                                                   EXHIBIT 10.53

                                 AMENDMENT NO. 5

                                       TO

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

         This Amendment No. 5 ("Amendment") to the Amended and Restated Revolving Credit Agreement is made as of June 27, 2002 by and among Pemstar Inc., duly organized under the laws of the State of Minnesota ("Customer"), Turtle Mountain Corporation, duly organized under the laws of the State of North Dakota ("Turtle Mountain") and Pemstar Pacific Consultants Inc., duly organized under the laws of the State of California ("Pemstar Pacific Consultants") (Customer, Turtle Mountain and Pemstar Pacific Consultants, collectively the "Credit Parties", individually a "Credit Party") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:
         A. The Credit Parties have entered into that certain Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as heretofore amended, modified and supplemented from time to time, the "Agreement").

         B. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

AGREEMENT

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Credit Parties and IBM Credit herebyagree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement, as amended hereby.

Section 2. Amendment. The Agreement and Attachment C are hereby amended as follows:

         A. The following new definitions are added:

"Amendment No. 5": means Amendment No. 5 to the Amended and Restated Revolving Credit Agreement dated June 26, 2002 among IBM Credit and the Credit Parties.

"Pemstar Singapore": shall mean Pemstar Singapore Pte Ltd.

"Pemstar Thailand": shall mean Pemstar (Thailand) Co. Ltd.

"Proposed Sale Leaseback": as defined in Amendment No. 5.

"Thai Closing Date": shall mean the date all of the Thai Documents have been executed and delivered by the parties thereto and all the conditions precedent to funding have been satisfied.

"Thai Documents": shall mean, collectively, the Thai Loan Agreement, the Thai Mortgage and theThai Guaranty.

"Thai Guaranty:" shall mean the guaranty from the Customer to Thai Farmers Bank dated June 27, 2002 guaranteeing certain obligations of Pemstar Thailand under the Thai Loan Agreement.

"Thai Farmers Bank": shall mean the Thai Farmers Bank Limited.

"Thai Mortgage:" shall mean the mortgage agreement between Pemstar Thailand and Thai Farmers Bank dated June 27, 2002.

"Thai Loan Agreement": shall mean the Loan Agreement dated June 27, 2002 by and between Pemstar Thailand and Thai Farmers Bank.

         B. The definition of Unrestricted Foreign Subsidiary is amended in its entirety to read as follows:

"Unrestricted Foreign Subsidiary": means a direct or indirect Subsidiary of a Credit Party (x) that is borrowing money in the form of a loan, note or similar instrument from a financial institution other than IBM Credit and (y) is owned directly or indirectly by the Customer or a Subsidiary of the Customer for which the shares (one share less than two-thirds of the Subsidiary) have been pledged to IBM Credit. As of June 26, 2002, the Unrestricted Foreign Subsidiaries are Pemstar (Tianjin) Enterprise Ltd., Pemstar B.V Pemstar Thailand and Pemstar Singapore."

         C. Section 7.16. of the Agreement is amended in its entirety to read as follows:

"7.16. Additional Collateral. (A) With respect to any property acquired after the Closing Date by any Credit Party or its Domestic Subsidiary, such Credit Party or its Domestic Subsidiary shall promptly (i) execute and deliver to IBM Credit such amendments such other documents as IBM Credit deems necessary or advisable to grant to IBM Credit, a security interest in such property, (ii) in the case of Investment Property, Deposit Accounts, and any other relevant Collateral, take any actions requested by IBM Credit to enable IBM Credit to obtain control (within the meaning of U.C.C.) with respect thereto, (iii) cause IBM Credit's name to be noted as secured party on any certificate of title for a titled good if such notation is deemed necessary or advisable by IBM Credit for the attachment, perfection or priority of, or the ability of IBM Credit to enforce or realize on, IBM Credit's security interest in such Collateral, (iv) comply with any material Requirement of Law as to any Collateral if such compliance is deemed necessary or advisable by IBM Credit for the attachment, perfection or priority of, or the ability of IBM Credit to enforce, IBM Credit's security interest in such Collateral, (v) obtain consents and approvals from any Governmental Authority or other Person, including without limitation any consent of licensor, lessor or other Person obligated on Collateral, (vi) execute and deliver such documents, agreements, and instruments as may be required by IBM Credit to further evidence and perfect its security interests in all Intellectual Property, (vii) obtain waivers from mortgagees and landlords in form and substance satisfactory to IBM Credit, and (viii) take all actions necessary or advisable to grant to IBM Credit a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by law or as may be requested by IBM Credit.

(B) If any Credit Party shall at any time hold or acquire a Commercial Tort Claim, then Customer shall immediately notify IBM Credit in a writing signed by such Credit Party of the details thereof and grant to IBM in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to IBM Credit.

(C) Each Credit Party will permit IBM Credit, or its designee, to inspect the Collateral at any reasonable time or times, wherever located.

(D) With respect to any new Domestic Subsidiary created or acquired after the Closing Date by a Credit Party or its Domestic Subsidiary, such Credit Party or such Domestic Subsidiary shall promptly (i) execute and deliver to IBM Credit such amendments to this Agreement, and execute such other documents, instruments and agreements, as IBM Credit deems necessary or advisable to grant to IBM Credit a perfected first priority security interest in the capital stock of such new Subsidiary that is owned by such Credit Party or its Domestic Subsidiary,
(ii) deliver to IBM Credit the certificates representing such capital stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of such Credit Party or the relevant Domestic Subsidiary, (iii) cause such new Domestic Subsidiary (A) to become a party to this Agreement or such other agreements, documents or Instruments, as IBM Credit deems necessary or advisable (B) to take such actions necessary or advisable to grant to IBM Credit a perfected first priority lien in all of the personal property of such new Domestic Subsidiary including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required or by law or as may be requested by IBM Credit and (iv) if requested by IBM Credit, deliver to the IBM Credit legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to IBM Credit.

(E) Notwithstanding the foregoing, if a Credit Party or its Domestic Subsidiary acquires a Domestic Subsidiary (and such acquisition is not financed by IBM Credit) such Credit Party or such Subsidiary can request that IBM Credit subordinate its lien in the assets of the new Subsidiary in favor of the lender who financed the acquisition ("Other Lender") and IBM Credit shall not unreasonably withhold its consent to such request provided that (i) the Borrowing Base exceeds the Revolving A Credit Facility, (ii) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such acquisition and (iii) IBM Credit and the Other Lender shall have entered into an intercreditor agreement in form and substance satisfactory to IBM Credit.

(F) Notwithstanding anything herein to the contrary, no Credit Party nor any Subsidiary of a Credit Party shall at any time (i) provide a guarantee of any Indebtedness of any Unrestricted Domestic Subsidiary (if any) or Foreign Subsidiary except that (x) the Customer may, pursuant to the Thai Guaranty, guarantee the obligations of Pemstar Thailand in connection with the Thai Loan Agreement provided that the aggregate amount of Customer's liability under such guaranty shall not exceed the lesser of (i) Two Million Five Hundred Thousand Dollars ($2,500,000) and (ii) the amounts due under the Thai Loan Agreement and
(y) the Customer may provide guaranties to support Foreign Subsidiaries obligations under operating leases provided that the obligations under all such guaranties do not exceed Fourteen Million Dollars ($14,000,000) in the aggregate, (ii) be liable for any other Indebtedness of any Unrestricted Domestic Subsidiary (if any) or Foreign Subsidiary, or (iii) be liable for any other Indebtedness (other than Indebtedness to U.S. Bank) which provides that the holder thereof may (upon notice, lapse of time or both) declare a default therein (or cause such Indebtedness or the payment thereof to be accelerated, payable or subject to repurchase prior to its final scheduled maturities) upon the occurrence of a default with respect to any Indebtedness of an Unrestricted Domestic Subsidiary (if any) or Foreign Subsidiary, (iv) make loans, advances, payment of money or goods to an Unrestricted Domestic Subsidiary (if any) or Foreign Subsidiary except as otherwise provided in Section 8.15 hereof, (v) make Restricted Payments to an Unrestricted Domestic Subsidiary (if any) or Foreign Subsidiary or (vi) make any Investment or equity contribution in an Unrestricted Domestic Subsidiary (if any) or Foreign Subsidiary except that a Credit Party may make an equity contribution in (x) the Unrestricted Foreign Subsidiaries (other than Pemstar Thailand) provided that the aggregate amount of all such Investments and equity contributions in all the Unrestricted Foreign Subsidiaries (other than Pemstar Thailand) do not exceed Twenty-two Million Dollars ($22,000,000) in the aggregate (y) Foreign Subsidiaries (other than Unrestricted Foreign Subsidiaries) provided that the aggregate amount of all equity investments made by the Credit Parties in any Foreign Subsidiary (other than Unrestricted Foreign Subsidiaries) shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate per such Foreign Subsidiary and (z) Pemstar Thailand provided that the aggregate amount of all such Investments and equity investments in Pemstar Thailand shall not exceed Three Million Six Hundred Thousand Dollars ($3,600,000) in the aggregate. No Unrestricted Domestic Subsidiary (if any) or Foreign Subsidiary may be merged into the Customer or any Credit Party or liquidate into or transfer substantially all of its assets to the Customer or any other Subsidiary (other than an Unrestricted Subsidiary) without the prior written consent of IBM Credit. The Credit Parties acknowledge that Unrestricted Domestic Subsidiaries are not permitted without the prior written consent of IBM Credit."

(b) Section 8.4.(iv) of the Agreement is hereby deleted in its entirety and restated as follows:

"(iv) guaranty to suppliers of the Credit Parties' subsidiaries' obligations in the aggregate less than One Million Dollars ($1,000,000)."

(c) Section 8.15.(b) of the Agreement is hereby deleted in its entirety to read as follows:

"(b) Credit Parties may make loans and advances either individually or jointly and otherwise make payment of money to Unrestricted Foreign Subsidiaries provided that after giving effect to such loan or advance or payment of money, the aggregate amount of all loans, advances and other payment of money made by all of the Credit Parties to all Unrestricted Foreign Subsidiaries does not exceed, in the aggregate, the following amounts for the period specified:

         (i) as of March 31, 2002, the aggregate amount of all loans, advances and other payment of money made by all of the Credit Parties to all Unrestricted Foreign Subsidiaries does not exceed $51,000,000;

         (ii) from April 1, 2002 through and including June 30, 2002, the aggregate amount of all loans, advances and other payment of money made by all of the Credit Parties to all Unrestricted Foreign Subsidiaries does not exceed $39,000,000; and

         (iii) from July 1, 2002 and thereafter, the aggregate amount of all loans, advances and other payment of money made by all of the Credit Parties to all Unrestricted Foreign Subsidiaries does not exceed $32,000,000."

(O) Section 8.15.(c) of the Agreement is hereby deleted in its entirety and restated as follows:

"(c) Credit Parties may make loans and advances individually or jointly and payment of money to Foreign Subsidiaries (other than Unrestricted Foreign Subsidiaries) provided that after giving effect to such loan or advance or payment of money, the aggregate amount of all loans, advances and other payment of money made to all such Foreign Subsidiaries (excluding Unrestricted Foreign Subsidiaries pursuant to clause (b) hereof) shall not be greater than ($10,000,000) (negative Ten Million Dollars) in the aggregate."

(P) Attachment C is amended by deleting such Attachment C in its entirety and substituting, in lieu thereof, the Attachment C attached hereto.

Section 3. Consents. Subject to the terms and conditions of this Amendment, including without limitation the conditions to effectiveness set forth in
Section 9 hereof, IBM Credit consents to the following:

         (a) Pemstar Thailand's execution of the Thai Loan Agreement and the Thai Mortgage provided that (i) the Thai Loan Agreement is in an amount not to exceed 300 Million Thai Baht (approximately U.S. $7,180,000) and (ii) the Thai Loan Agreement and the Thai Mortgage are otherwise in form and substance satisfactory to IBM Credit in all respects; (iii) all of the proceeds of the Thai Loan Agreement (which may be disbursed in two tranches, the aggregate principal of which will be 300 million Thai Baht) (approximately U.S. $7,180,000) shall be wired in immediately available funds in U.S. dollars to the IBM Credit account referred to on Schedule II attached hereto ("IBM Credit Account"); (iv) the first tranche of debt under the Thai Loan Agreement in an amount equal to 200 Million Thai Baht (approximately U.S. $4,700,000) shall be wired in immediately available funds in U.S. dollars to the IBM Credit Account and received by IBM Credit no later than the earlier of (x) 10 Business Days after the Thai Closing Date and (y) July 12, 2002; and (v) the second tranche of debt under the Thai Loan Agreement in an amount equal to 100 million Thai Baht (approximately U.S. $2,400,000) shall be wired in immediately available funds in U.S. dollars to the IBM Credit Account and received by IBM Credit on the earlier of (x) 13 Business Days after the Thai Closing Date and (y) July 15, 2002.

         (b) Customer's execution of the Thai Guaranty provided that (i) Customer's obligations under such guaranty does not exceed the lesser of (x) Two Million Five Hundred Thousand Dollars ($2,500,000) and (y) the amounts due under the Thai Loan Agreement, (ii) the Guaranty is unsecured and (iii) such guaranty is otherwise in form and substance satisfactory to IBM Credit; and

         (c) Customer's sale-leaseback of the Equipment listed on Schedule I hereto ("Proposed Sale Leaseback") with J.M Dale Corp. provided that (i) the documentation relating to the Proposed Sale

Leaseback is in form and substance satisfactory to IBM Credit, and (ii) all of the proceeds from the Proposed Sale Leaseback in an amount not less than Eight Hundred Twenty-three Thousand Five Hundred Dollars ($823,500.00) are wired in immediately available funds directly to the IBM Credit Account on the earlier of
(x) within 1 Business Day the closing of the Proposed Sale Leaseback and (y) June 28, 2002.

Section 4. Representations and Warranties. Each Credit Party makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

Section 4.1 Accuracy and Completeness of Warranties and Representations. All representations made by each Credit Party in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by each Credit Party in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

Section 4.2 Violation of Other Agreements. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause any Credit Party not to be in compliance with the terms of any agreement to which any Credit Party is a party.

Section 4.3 Litigation. Except as has been disclosed by the Credit Parties to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against any Credit Party, which, if adversely determined, would materially adversely affect any Credit Party's ability to perform any Credit Party's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

Section 4.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by the Credit Parties and is enforceable against each Credit Party in accordance with its terms.

Section 4.5 Consent of Other Lender. The Credit Parties acknowledge and agree that the execution and delivery of the Thai Documents and documents relating to the Proposed Sale Leaseback and this Amendment do not require the consent of the holders of the Subordinated Debt (2002) under the terms of the Subordinated Debt
(2002) and that the execution and delivery of these documents will not trigger an event of default , default or Triggering Event (as defined in the Subordinated Convertible Notes) under the terms of the Subordinated Debt (2002).

Section 5. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Nothing herein shall be deemed a waiver of any default or consent. Each Credit Party hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of each Credit Party, and is not subject to any claims, offsets or defenses. The consent contained herein shall be effective only with respect to the matters referred to herein and shall not be deemed a consent for any other purpose whatsoever.

Section 6. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

Section 8. Additional Requirements. (a) The Agreement is hereby amended by inserting therein the following new covenants:

Additional Covenants.

(i) The Customer agrees that the Customer shall arrange for a wire (in U.S. dollars) of all of the proceeds of the Thai Loan Agreement (in amounts not less than 300 Million Thai Baht (approximately U.S. $7,180,000)) directly to the IBM Credit Account for receipt by IBM Credit (in accordance with Section 3 (a) of Amendment No. 5). The Customer hereby represents that the foregoing use of proceeds from the Thai Loan Agreement does not violate the terms and conditions of the Thai Loan Agreement;

(ii) The Customer agrees that it shall direct J.M. Dale Corp. to remit the purchase price (in an amount not less than $823,500) for the Proposed Sale Leaseback to the IBM Credit Account for receipt by IBM Credit no later than the earlier of (x) 1 Business Day after the closing of the Proposed Sale Leaseback and (y) June 28, 2002;

(iii) The Customer agrees that the that prior to making any payment under the Thai Guaranty it will notify Thai Farmers Bank that the purpose of the payment is for the purpose of liquidating the Customer's liability under the Thai Mortgage; and

(iv) The Customer agrees that it will not amend, modify or alter the Thai Documents without the prior written consent of IBM Credit.

The failure by any of the Credit Parties to comply with any of the above covenants or the failure of the above requirements to be satisfied (within the above time frames) or the breach of any of the above representations in IBM Credit's determination in its sole discretion shall constitute an immediate Event of Default under the Agreement.

(b) The Agreement is amended by adding the following new Events of Default:

         (i) The failure by IBM Credit to receive (in immediately available funds) all of the proceeds from the Thai Loan Agreement (in an amount not less than 300 Million Thai Baht (approximately U.S. $7,180,000 by the dates required by and in accordance with Section 3 (a) of Amendment No. 5).

         (ii) The failure by IBM Credit to receive (in immediately available funds) all of the proceeds for the Proposed Sale Leaseback (in an amount not less than Eight Hundred Twenty-three Thousand Five Hundred Dollars $823,500)) by the earlier of (x) 1 Business Day after the closing of the Proposed Sale Leaseback and (y) June 28, 2002.

Section 9. Conditions to Effectiveness. This Amendment and the consent contained in Section 3 hereof, shall only become effective upon the fulfillment of the following conditions precedent to the satisfaction of IBM Credit:

         1. This Amendment shall have been executed by all the parties hereto;

         2. Before and after giving effect to this Amendment, the representations and warranties in Section 6 of the Financing Agreement shall be true and correct as though made on the date hereof. The execution by the Credit Parties of this Amendment shall be deemed a representation that the Credit Parties have complied with the foregoing condition;

         3. US Bank shall have given its written consent to the transactions described in Section 3 of this Amendment (and the Credit Parties shall have obtained any other consents required in connection with the transactions contemplated hereby) and the foregoing consents shall be in form and substance satisfactory to IBM Credit;

         4. IBM Credit shall have received fully executed copies of the Thai Documents and documents relating to the Proposed Sale Leaseback all in form and substance satisfactory to IBM Credit; and

         5. The Credit Parties acknowledging and agreeing (as indicated by their signature hereto) that (i) the Customer is in default of certain provisions of the Agreement and accordingly certain Events of Default exist (ii) whether any existing Events of Default shall be waived or amended is under discussion, but IBM Credit has not waived, or committed to waive, any non-compliance, (iii) nothing herein shall be deemed a waiver or consent to any existing defaults or events of default and (iv) IBM Credit reserves all of its rights and remedies with respect to such defaults and events of default.

         IN WITNESS WHEREOF, this Amendment has been executed by duly authorized officers of the undersigned as of the day and year first above written.

Pemstar Inc.                              Turtle Mountain Corporation

By:          /s/ Al Berning               By:          /s/ L.U. Feuss
   -----------------------------------       ----------------------------------
Print Name:  Al Berning                   Print Name:  L.U. Feuss
           ---------------------------               --------------------------
Title:       CEO                          Title:       Secretary
      --------------------------------          -------------------------------
Date:        June 26, 2002                Date:        June 26, 2002
     ---------------------------------         --------------------------------

ATTEST:                                   ATTEST:

             /s/ Philip Jemielita                      /s/ Philip Jemielita
--------------------------------------    -------------------------------------
Print Name:  Philip Jemielita             Print Name:  Philip Jemielita
           ---------------------------               --------------------------


Pemstar Pacific Consultants Inc.          IBM Credit Corporation

By:          /s/ Al Berning               By:          /s/ Salvatore Grasso
   -----------------------------------       ----------------------------------
Print Name:  Al Berning                   Print Name:  Salvatore Grasso
           ---------------------------               --------------------------
Title:       Director                     Title:       Manager of Credit
      --------------------------------          -------------------------------
Date:        June 26, 2002                Date:        June 27, 2002
     ---------------------------------         --------------------------------

ATTEST:                                   ATTEST:

             /s/ Philip Jemielita                      /s/ Philip Jemielita
--------------------------------------    -------------------------------------
Print Name:  Philip Jemielita             Print Name;  Philip Jemielita
           ---------------------------               --------------------------


Turtle Mountain Corporation

By:          /s/ Al Berning
   -----------------------------------
Print Name:  Al Berning
           ---------------------------
Title:       Director
      --------------------------------
Date:        June 26, 2002
     ---------------------------------

ATTEST:

             /s/ Philip Jemielita
--------------------------------------
Print Name:  Philip Jemielita
           ---------------------------

                                 SCHEDULE II TO

                                 AMENDMENT NO. 5

                                       TO

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


Bank One, NA
Pasadena, CA 91105
ABA # 071000013
Acct. # 59-34737

Contact: Sam Zahdan
Phone: (312) 732-6345
Fax: (312) 732-4514

                                  ATTACHMENT C
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                                 ("AGREEMENT")

                             COMPLIANCE CERTIFICATE

TO:      IBM CREDIT CORPORATION
         ______________________
         ______________________

         The undersigned authorized officers of Pemstar, Inc., Turtle Mountain Corporation and Pemstar Pacific Consultants Inc.(the "Credit Parties"), hereby certify on behalf of the Credit Parties, with respect to the Amended and Restated Revolving Credit Agreement executed by and between the Credit Parties and IBM Credit Corporation ("IBM Credit") on June 29, 2001, as amended from time to time (the "Agreement"),that (A) each of the Credit Parties has been in compliance for the period from __________, 20__ to _______, 20__ with the financial covenants set forth in Attachment A to the Agreement, as demonstrated below, and (B) no Default has occurred and is continuing as of the date hereof, except, in either case, as set forth below. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

I.       Financial Covenants:

On a consolidated basis:

         Covenant                   Covenant Requirement
         --------                   --------------------
(a)      Net Profit after Tax       Equal to or Greater than 0.75 percent
         to Revenue                 quarterly for the fiscal quarter ending
                                    September 30, 2002 and all fiscal quarters thereafter and Equal to or Greater than .6 percent for the fiscal year ending
                                    March 31, 2003 and 1.25 percent for all
                                    fiscal year ends thereafter

(b)      Total Liabilities to       Greater than Zero and
         Tangible Net Worth         Equal to or Less than 1.6:1.0

(c)      Current Assets to          Greater than 2.0:1.0
         Current Liabilities

(d)      Fixed Charge               Equal to or Greater than 1.0 0:1.0 for each
         Coverage Ratio             fiscal month beginning December 31, 2002,
                                    including the fiscal months ending January
                                    31, 2003 and February 28, 2003, and 1.30:1.
                                    for each fiscal month beginning March 31, 2003 and for all fiscal months thereafter

(e)      Maximum Capital            Less than or equal to
         Expenditures               $40,000,000 for the fiscal year ending March
                                    31, 2002 and $18,000,000 for the fiscal year ending March 31, 2003 and all fiscal year ends thereafter

(g)      Net Profit After           Equal to or greater
         Tax to Revenue             than 0.1 percent for the fiscal
         (U.S. Credit Parties       quarter ending December 31, 2002
         operations only)           and all fiscal quarters thereafter

(h)      EBITDA                     Equal to or Greater than ($7,300,000) for
         (U.S. Credit Parties       fiscal quarter ending March 31, 2002 and
         operations only)           ($9,100,000) for the six months ending
                                    June 30, 2002

(i)      EBITDA                     Equal to or Greater than ($7,300,000) for
                                    fiscal quarter ending March 31, 2002 and ($8,850,000) for the six months ending
                                    June 30, 2002

For U.S. Credit Parties operations only:

(i)      Net Profit after Tax
         to Revenue                 Equal to or Greater than 0.1 percent

II.      Calculation of Tangible Net Worth:

         Total Assets MINUS Total Liabilities

LESS:    goodwill

         organizational expenses

         prepaid expenses

         deferred charges, etc.

         leasehold expenses

         all other

         callable/redeemable preferred stock

         officer, employee, director, stockholder and affiliate receivables

Total Tangible Net Worth

III.     Permitted Baskets:

In accordance with sections 7.16, 8.4, 8.5, 8.6 and 8.15 of the Agreement, the following are Pemstar Inc.'s attainment of the affirmative and negative covenants:

----------------------------------------------------------------------------------------------------------------
          Agreement Reference                         Actual                   Aggregate Amount Permitted
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Guaranties to Pemstar Thailand in                                         $2,500,000.00
connection with the Credit Facility
(Section 7.16)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Guaranties to Foreign Subsidiaries                                        $14,000,000
under operating leases
(Section 7.16)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Equity contributions in Unrestricted                                      Investments and equity contributions
Foreign Subsidiaries (other than                                          do not exceed $22,000,000
Pemstar Thailand)
(Section 7.16)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Equity Contributions in Foreign                                           $1,500,000
Subsidiaries (other than Unrestricted
Foreign Subsidiaries) (Section 7.16)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Equity Contributions in Pemstar Thailand                                  $3,600,000.00
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Guaranties to suppliers of the Credit                                     Less than $1,000,000
Parties Subsidiaries
(Section 8.4)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Optional payments or prepayments,                                         $250,000
redemption or repurchases of
Indebtedness
(Section 8.5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
          Agreement Reference                         Actual                   Aggregate Amount Permitted
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Loans, advances and payment of money to                                   The aggregate amount of all loans
Unrestricted Foreign Subsidiaries                                         and advances and other payment of
(Section 8.15)                                                            money by all the Credit Parties to
                                                                          all Unrestricted Foreign
                                                                          Subsidiaries:

                                                                          From the date hereof through and
                                                                          including March 31, 2002, $51,000,000
----------------------------------------------------------------------------------------------------------------
                                                                          From April 1, 2002 through and
                                                                          including June 30, 2002 $39,000,000
----------------------------------------------------------------------------------------------------------------
                                                                          From July 1, 2003 and thereafter
                                                                          $32,000,000
----------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Loans, advances and payment of money to                                              ($10,000,000)
Foreign Subsidiaries (excluding                                              (Negative Ten Million Dollars)
Unrestricted Foreign Subsidiaries, but
including Pemstar Thailand)
(Section 8.15)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Capital Expenditures made by Credit                                       Less than or equal to $18,000,000
Parties and Subsidiaries                                                  for the fiscal year ending
(Section 8.6)                                                             March 31, 2003 and all fiscal years
                                                                          thereafter
---------------------------------------------------------------------------------------------------------------

         Attached hereto are Financial Statements as of and for the end of the fiscal ____________ ended on the applicable date, as required by Section 7.1 of the Amended and Restated Revolving Credit Agreement.

Submitted by:

PEMSTAR INC.

By:          /s/ Allen Berning
     --------------------------------
Print Name:  Allen Berning
            -------------------------
Title:       Chief Executive Officer
        -----------------------------

TURTLE MOUNTAIN CORPORATION             TURTLE MOUNTAIN CORPORATION

By:         /s/ Linda U. Feuss          By:         /s/ Allen Berning
   -----------------------------------     ------------------------------------
Print Name: Linda U. Feuss              Print Name: Allen Berning
           ---------------------------             ----------------------------
Title:      Secretary                   Title:      Director
      --------------------------------        ---------------------------------


PEMSTAR PACIFIC CONSULTANTS INC.

By:         /s/ Allen Berning
   -----------------------------------
Print Name: Allen Berning
           ---------------------------
Title:      Director
      --------------------------------